                                                                    Exhibit 10.5
                                                                  CONFORMED COPY

                                 AMENDMENT NO. 4

     AMENDMENT NO. 4 (the "Amendment") dated as of March 30, 2002 of the Credit Agreement dated as of April 7, 1994 and amended and restated as of March 15, 1999, as amended by Waiver and Amendment No. 1 dated as of December 16, 1998, further amended and restated as of March 15, 1999, further amended by Amendment No. 1 dated as of April 23, 1999, further amended and restated as of April 12, 2000 and September 30, 2000, further amended by Amendment No. 1 dated as of December 31, 2000, further amended and restated as of April 15, 2001 and further amended by Waiver and Amendment No. 1 dated as of June 15, 2001, Amendment No. 2 dated as of September 28, 2001 and Waiver and Amendment No. 3 dated as of December 10, 2001 (the "Credit Agreement"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "Company"), the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the Company and the Lenders have agreed to amend the interest coverage ratio and leverage ratio covenants;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     Section 2. Amendment of Section 9.11. The chart set forth in Section 9.11(a) of the Credit Agreement is amended for the period set forth below to read as follows:

     Period                                          Ratio

     January 1, 2002 through March 31, 2002          6:25:1

     Section 3. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company and its Subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

     Section 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when the Administrative Agent shall have received from each of the Company and the Majority Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    APPLIED EXTRUSION TECHNOLOGIES, INC.


                                    By /s/ Anthony J. Allott
                                       -----------------------------------------
                                       Name:  Anthony J. Allott
                                       Title: Senior Vice President and
                                              Chief Financial Officer


                                    JPMORGAN CHASE BANK, formerly known as
                                      THE CHASE MANHATTAN BANK


                                    By /s/ Peter A. Dedousis
                                       -----------------------------------------
                                       Name:  Peter A. Dedousis
                                       Title: Managing Director


                                    LASALLE BUSINESS CREDIT, INC.


                                    By /s/ Karoline A. Moxham
                                       -----------------------------------------
                                       Name:  Karoline A. Moxham
                                       Title: Assistant Vice President


                                    FLEET NATIONAL BANK


                                    By /s/ Gregory T. Galligan
                                       -----------------------------------------
                                       Name:  Gregory T. Galligan
                                       Title: Assistant Vice President

                                    PNC BANK, N.A.


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, formerly known as
                                     FIRST UNION NATIONAL BANK


                                    By /s/ John Trainor
                                       -----------------------------------------
                                       Name:  John Trainor
                                       Title: Director


                                    PROVIDENT BANK


                                    By /s/ Cary M. Sierzputowski
                                       -----------------------------------------
                                       Name:  Cary M. Sierzputowski
                                       Title: Vice President